                                                                      Exhibit 24

                         DIRECTOR'S POWER OF ATTORNEY
                               (1996 Form 10-K)


     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 1996 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

     Dated this 13th day of February, 1997.



                                           /s/ Glenn A. Francke
                                           -------------------------------------
                                           Glenn A. Francke

                         DIRECTOR'S POWER OF ATTORNEY
                               (1996 Form 10-K)


     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 1996 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

     Dated this 13th day of February, 1997.



                                           /s/ San W. Orr, Jr.
                                           -------------------------------------
                                           San W. Orr, Jr.

                         DIRECTOR'S POWER OF ATTORNEY
                               (1996 Form 10-K)


     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 1996 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

     Dated this 13th day of February, 1997.



                                           /s/ James O. Wright
                                           -------------------------------------
                                           James O. Wright

                         DIRECTOR'S POWER OF ATTORNEY
                               (1996 Form 10-K)


     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 1996 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

     Dated this 13th day of February, 1997.



                                           /s/ Wendell F. Bueche
                                           -------------------------------------
                                           Wendell F. Bueche

                         DIRECTOR'S POWER OF ATTORNEY
                               (1996 Form 10-K)


    The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 1996 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

     Dated this 13th day of February, 1997.



                                           /s/ Peter M. Platten, III
                                           -------------------------------------
                                           Peter M. Platten, III

                         DIRECTOR'S POWER OF ATTORNEY
                               (1996 Form 10-K)


     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 1996 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

     Dated this 14th day of February, 1997.



                                           /s/ Jack F. Kellner
                                           -------------------------------------
                                           Jack F. Kellner

                         DIRECTOR'S POWER OF ATTORNEY
                               (1996 Form 10-K)


     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 1996 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

     Dated this 13th day of February, 1997.



                                           /s/ D.J. Kuester
                                           -------------------------------------
                                           D.J. Kuester

                         DIRECTOR'S POWER OF ATTORNEY
                               (1996 Form 10-K)


     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 1996 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

     Dated this 13th day of February, 1997.



                                           /s/ Oscar C. Boldt
                                           -------------------------------------
                                           Oscar C. Boldt

                         DIRECTOR'S POWER OF ATTORNEY
                               (1996 Form 10-K)


     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 1996 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

     Dated this 13th day of February, 1997.



                                           /s/ G.H. Gunnlaugsson
                                           -------------------------------------
                                           G.H. Gunnlaugsson

                         DIRECTOR'S POWER OF ATTORNEY
                               (1996 Form 10-K)


     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 1996 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

     Dated this 13th day of February, 1997.



                                           /s/ Gus A. Zuehlke
                                           -------------------------------------
                                           Gus A. Zuehlke

                         DIRECTOR'S POWER OF ATTORNEY
                               (1996 Form 10-K)


     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 1996 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

     Dated this 13th day of February, 1997.



                                           /s/ Burleigh E. Jacobs
                                           -------------------------------------
                                           Burleigh E. Jacobs

                          DIRECTOR'S POWER OF ATTORNEY
                                (1996 Form 10-K)


     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 1996 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

     Dated this 14th day of February, 1997.



                                           /s/ Edward L. Meyer, Jr.
                                           -------------------------------------
                                           Edward L. Meyer, Jr.

                         DIRECTOR'S POWER OF ATTORNEY
                               (1996 Form 10-K)


     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 1996 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

     Dated this 13th day of February, 1997.



                                           /s/ Jon F. Chait
                                           -------------------------------------
                                           Jon F. Chait

                         DIRECTOR'S POWER OF ATTORNEY
                               (1996 Form 10-K)


     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 1996 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

     Dated this 13th day of February, 1997.



                                           /s/ Stuart W. Tisdale
                                           -------------------------------------
                                           Stuart W. Tisdale

                         DIRECTOR'S POWER OF ATTORNEY
                               (1996 Form 10-K)


     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 1996 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

     Dated this 13th day of February, 1997.



                                          /s/ Richard A. Abdoo
                                          --------------------------------------
                                          Richard A. Abdoo

                         DIRECTOR'S POWER OF ATTORNEY
                               (1996 Form 10-K)


     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 1996 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

     Dated this 13th day of February, 1997.



                                           /s/ J.B. Wigdale
                                           -------------------------------------
                                           J.B. Wigdale

                         DIRECTOR'S POWER OF ATTORNEY
                               (1996 Form 10-K)


     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Form 10-K for the fiscal year ended December 31, 1996 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements.

     Dated this 13th day of February, 1997.



                                           /s/ Don R. O'Hare
                                           -------------------------------------
                                           Don R. O'Hare